                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of June, 1996.



                                     /s/  ROBERT H. ALLEN
                                     ------------------------------------------
                                     Robert H. Allen


STATE OF TEXAS

COUNTY OF HARRIS


     I, Earlene L. Barbeau, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ EARLENE L. BARBEAU
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

  March 8, 1997

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1 day of  July, 1996.


                                      /s/ HOWARD H. BAKER, JR.
                                      -----------------------------------------
                                      Howard H. Baker, Jr.


STATE OF TENNESSEE

COUNTY OF SCOTT


     I, Betty B. Lowe, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Howard H. Baker, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                      /s/ BETTY B. LOWE
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:

  August 27, 1997

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 1996.



                                      /s/ ROBERT L. COX
                                      ------------------------------------------
                                      Robert L. Cox


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Lillian W. Powers, a Notary Public in and for said County, in the aforesaid state, do hereby certify that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                      /s/ LILLIAN W. POWERS
                                      ------------------------------------------
                                      Notary Public

My Commission Expires:

     4-29-97

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11 day of June, 1996.


                                    /s/ RALPH D. DENUNZIO
                                    ---------------------------------------
                                    Ralph D. Denunzio


STATE OF NEW YORK

COUNTY OF NEW YORK


     I, Pauline Kalahele, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Ralph D. Denunzio, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ PAULINE E.KALAHELE
                                    -----------------------------------------
                                    Notary Public

My Commission Expires:

   Feb. 28, 1998

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2 day of July, 1996.



                                     /s/ JUDITH L. ESTRIN
                                     -------------------------------------------
                                     Judith L. Estrin


STATE OF CALIFORNIA

COUNTY OF SAN FRANCISCO


     I, Katherine Poulter, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ KATHERINE POULTER
                                     ------------------------------------------
                                     Notary Public

My Commission Expires:

   Feb. 24, 1998

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 1996.



                                 /s/ PHILIP GREER
                                 -----------------------------------------------
                                 Philip Greer


STATE OF NEW YORK

COUNTY OF NEW YORK


     I, Nancy Martinek, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                 /s/ NANCY MARTINEK
                                 -----------------------------------------------
                                 Notary Public

My Commission Expires:

  9/30/97

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware Corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21 day of June, 1996.



                                     /s/ J.R. HYDE, III
                                     -------------------------------------------
                                     J. R. Hyde, III


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Nancy C. Phillips, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ NANCY C.PHILLIPS
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

 Jan. 12, 2000

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware Corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of July, 1996.



                                     /s/ CHARLES T. MANATT
                                     ------------------------------------------
                                     Charles T. Manatt


DISTRICT OF COLUMBIA



     I, Bernida D. Evans, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Charles T. Manatt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                     /s/ BERNIDA D.EVANS
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

   11/30/99

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this ________ day of ____________, 1996.


                                    _____________________________________
                                    GEORGE J. MITCHELL


STATE OF ___________

CITY OF ____________


     I,________________________________, a Notary Public in and for said County, in the aforesaid State, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    _____________________________________
                                    Notary Public

My Commission Expires:

______________________

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 1996.



                                     /s/ George J. Mitchell
                                     -------------------------------------------
                                     GEORGE J. MITCHELL


DISTRICT OF COLUMBIA



     I, Ione M. Hartl, a Notary Public in and for said County, in the aforesaid State, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ Ione M. Hartl
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

   8/14/00

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 1996.



                                     /s/ JOSHUA I. SMITH
                                     -------------------------------------------
                                     Joshua I. Smith


STATE OF MARYLAND

COUNTY OF PRINCE GEORGES


     I, Bertha A. Davies, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ BERTHA A. DAVIES
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

    5-1-00

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 1996.



                                    /s/ PETER S. WILLMOTT
                                    --------------------------------------------
                                    Peter S. Willmott


STATE OF ILLINOIS

COUNTY OF COOK


     I, Joan L. Noble, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Peter S. Willmott, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                    /s/ JOAN L. NOBLE
                                    ------------------------------------------
                                    Notary Public


My Commission Expires:

   03/05/99

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6 day of June, 1996.



                                     /s/ ALAN B. GRAF, JR.
                                     -------------------------------------------
                                     Alan B. Graf, Jr.


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Edna M. Kennon, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ EDNA M. KENNON
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

    9-14-99

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of June, 1996.



                                     /s/ FREDERICK W. SMITH
                                     -----------------------------------------
                                     Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ JUNE Y. FITZGERALD
                                     ------------------------------------------
                                     Notary Public

My Commission Expires:

    Jan. 26, 1999

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1996, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28 day of June, 1996.



                                     /S/ JAMES S. HUDSON
                                     ------------------------------------------
                                     James S. Hudson


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James S. Hudson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                     /s/ JOYCE J. JONES
                                     -------------------------------------------
                                     Notary Public

My Commission Expires:

 August 12, 1998